Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

Note 20 - Subsequent Events

On January 24, 2019, Hunter Maritime Acquisition Corp (“Hunter Maritime”) received a letter from NASDAQ stating that the Company had failed to demonstrate compliance with the Minimum Public Holders Rule within the required time period and Listing Rule 5620(a), accordingly, the NASDAQ staff had initiated procedures to delist its Class A common shares, Units and Warrants from NASDAQ. Hunter Maritime has requested a hearing to appeal the staff’s determination and as of the filing of this report, the appeal case is still pending.

On April 24, 2019, Hunter Maritime received notification from the Nasdaq Hearings Panel (the “Panel”) that the Panel determined to suspend trading in the Hunter’s securities effective at the open of business on Friday, April 26, 2019 and to formally delist the securities on May 9, 2019 unless Hunter Maritime appeal the decision.

On March 21, 2019, the Group consummated the merger with Hunter Maritime (Note 1). The merger is accounted for as a reverse recapitalization, whereby NCF is the acquirer for accounting and financial reporting purposes and Hunter Maritime is the legal acquirer. Under a reverse recapitalization, the common stock of Hunter Maritime remaining after redemptions and the unrestricted net cash and equivalents on the date the merger is consummated is accounted for as a capital infusion into NCF. Expenses incurred by NCF related to the merger up to the point of viability is charged to operations in the period incurred. Hunter Maritime’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of NCF Wealth Group upon consummation of the Merger. The shareholders meeting held on April 23, 2019 has approved the amendment of the certificate of incorporation of Hunter Maritime to change its name from “Hunter Maritime Acquisition Corp.” to “NCF Wealth Holdings Limited”.

Upon the closing of the merger, all of the NCF Series B and C-1 Preferred Shares were automatically converted into 9,450,487 common stock of Hunter Maritime. All of NCF’s issued ordinary shares, including 110,000,000 shares held in NCF’s Employee benefit trust (Note 16) were converted into 190,549,513 common stock of Hunter Maritime.

On February 1, 2019, the Group entered into a loan agreement with Xiamen International Bank amounted to $13,536,894 (RMB 93,000,000) at a fixed interest rate of 1.68% per annum with an expiration date of December 20, 2019, which was secured by a deposit amounted to $13,959,012 (RMB 95,900,000).

Beijing Oriental received a Notice on further strict Implementation of “three reductions” goal from Head Office of Chaoyang District, Beijing City for Special Rectification of Finance and Societal Risk on the date of April 24, 2019. If Beijing Oriental cannot meet the requirement of “three reductions”, its rectification shall not be accepted and shall not pass administrative inspection. Beijing Oriental had sent its plan to the designated mail according to the requirements. The requirement of “three reductions” may lead to the decrease of Beijing Oriental's net revenue and net income.

The Group evaluates events that have occurred after the balance sheet date of December 31, 2018, through the date which the combined and consolidated financial statements were issued. Based upon the review, the Group did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the combined and consolidated financial statements.